EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Edesa Biotech, Inc. (the Company) on Form 10-K for the year ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Pardeep Nijhawan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 12, 2025	By:	/s/ Pardeep Nijhawan
Pardeep Nijhawan
Director, Chief Executive Officer and Corporate Secretary
(Principal Executive Officer)